Exhibit 99.1

Ouster to Present at Upcoming Investor Conferences

SAN FRANCISCO – March 1, 2021 – Ouster, Inc. (“Ouster”), a leading provider of high-resolution digital lidar sensors for the industrial automation, smart infrastructure, robotics, and automotive industries, and Colonnade Acquisition Corp. (NYSE: CLA) (“Colonnade”), a special purpose acquisition company, announced today that Ouster will be presenting virtually at the following upcoming investor conferences.

Truist Securities Technology, Internet & Services Conference

Date: March 9, 2021

Presentation Time: 10:30 AM ET / 8:30 AM PT

Baird Vehicle Technology & Mobility Conference

Date: March 10, 2021

Presentation Time: 9:50 am ET / 6:50 AM PT (no webcast)

Cowen Mobility Disruption Conference

Date: March 11, 2021

Presentation Time: 2:30 pm ET / 11:30 PM PT

Webcast information for the Truist Securities and Cowen events will be available in the “investor” section of the Ouster website at https://investors.ouster.com.

In December, Ouster entered into a definitive merger agreement with Colonnade in a transaction that would result in Ouster being listed on the NYSE. The transaction is expected to close after the extraordinary general meeting, being held on March 9, 2021, subject to the satisfaction of customary closing conditions.

About Ouster

Ouster invented its digital lidar in 2015 and is a leading manufacturer of high-resolution digital lidar sensors used throughout the industrial automation, smart infrastructure, robotics, and automotive industries. Ouster’s sensors are reliable, compact, affordable and highly customizable, laying the foundation for digital lidar ubiquity across endless applications and industries. Already hundreds of customers have incorporated Ouster lidar sensors in current products or those in development for imminent commercial release. Ouster has previously announced a merger agreement with CLA, a special purpose acquisition company, that would result in Ouster becoming a publicly listed company. For more information, visit www.ouster.com, or connect with us on Twitter or LinkedIn.

About Colonnade Acquisition Corp.

Colonnade Acquisition Corp. (NYSE: CLA) is a special purpose acquisition company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Colonnade consummated its initial public offering on the NYSE in August 2020. For more information, please visit claacq.com.

Additional Information and Where to Find It

This document relates to a proposed business combination (the “Business Combination”) between CLA and Ouster. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. In connection with the proposed Business Combination, CLA filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2020, which included a proxy statement/prospectus of CLA. CLA’s shareholders, Ouster’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Ouster, CLA and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Ouster and shareholders of CLA as of a record date to be established for voting on the proposed Business Combination. CLA shareholders and Ouster stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to CLA’s secretary at 1400 Centrepark Blvd, Suite 810, West Palm Beach, FL 33401, (561) 712-7860.

Participants in the Solicitation

Colonnade and its directors and executive officers may be deemed participants in the solicitation of proxies from Colonnade’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Colonnade is contained in Colonnade’s definitive proxy statement/prospectus filed with the SEC on February 18, 2021, which is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of Colonnade’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Ouster and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Colonnade in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is contained in Colonnade’s definitive proxy statement/prospectus filed with the SEC on February 18, 2021, which is available free of charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated timing of the Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, (ii) the risk that the Business Combination may not be completed by CLA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CLA, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the agreement and plan of merger by the shareholders of CLA and Ouster, the satisfaction of the minimum trust account amount following redemptions by CLA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the Business Combination on Ouster’s business relationships, performance and business generally, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the proposed Business Combination and (viii) the risk of downturns in the highly competitive lidar technology and related industries. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CLA’s prospectus dated August 20, 2020 relating to its initial public offering, its Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed above and other documents filed by CLA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ouster and CLA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ouster nor CLA gives any assurance that either Ouster or CLA will achieve its expectations.

Contacts

For Ouster

Erica Bartsch / Nevin Reilly / Alex Kovtun

Sloane-Ouster@sloanepr.com

For Colonnade

Michael Callahan / Tom Cook / Jed Hamilton

ColonnadePR@icrinc.com

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